Exhibit 10.9


                             SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

       THIS SUBSCRIPTION AGREEMENT, dated as of ___________ ____, 2005 (the "Agreement") is entered into by and between Secured Services, Inc., a Delaware corporation (the "Company"), and the undersigned subscriber (the "Subscriber") to purchase securities of the Company pursuant hereto.

       The Company is offering for sale up to 400,000 units (the "Units"), each of which consists of four (4) shares of its common stock, par value $0.0001 per share (the "Common Stock") and one (1) redeemable common stock purchase warrant (the "Warrants") (the Units and the Common Stock and Warrants included therein as well as the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Restricted Securities"), at a price of $6.00 per Unit, in consideration of cash only.

       On the foregoing premises, the Subscriber hereby subscribes for the purchase of such number of Units set forth on the signature page to this Agreement on the following terms and conditions:

1.     SUBSCRIPTION TO PURCHASE UNITS

       1.1 OFFER TO PURCHASE. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of Units outlined on the Counterpart Signature Page hereto.

              With this Agreement, the Subscriber is also tendering to the Company payment of the full subscription amount in cash, two copies of the suitability letter and a purchaser representative disclosure and/or certificate of corporation, partnership or other entity, if applicable (the "Subscription Documents").

       1.2 ACCEPTANCE OR REJECTION. The acceptance or rejection of the offer to purchase Units shall take place at such time and place within 60 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). At the Closing, the Company shall either
       (i) accept this subscription (in whole or in part) and deliver to the Subscriber certificates for the Common Stock and the Warrants included in the Units, all against delivery to the Company of the full purchase price of the Units equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

2. REPRESENTATIONS. The Subscriber, singly, jointly or on behalf of an entity subscribing, hereby represents and warrants as follows:

       2.1    AGE. The Subscriber or signatory is over the age of majority.

       2.2 NO GOVERNMENTAL APPROVAL. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Units.

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       2.3    INFORMATION PROVIDED BY THE SUBSCRIBER. All information which the
       Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber's suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to information concerning the Subscriber's personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber's advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Units.

       2.4 INFORMATION PROVIDED BY THE COMPANY. The Subscriber has been provided with access to all material information requested by either the Subscriber, the Subscriber's purchaser representative or others representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber's representatives and advisors on the other in connection with information regarding the purchase made hereby. The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Units shall be maintained by the Subscriber in strict confidence.

       2.5 SUBSCRIPTION SUBJECT TO ACCEPTANCE. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

       2.6 FINANCIAL CONDITION OF THE SUBSCRIBER. The Subscriber has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Units or any of the other Restricted Securities for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

       2.7 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Subscriber has no present intention of dividing the Units or any of the other Restricted Securities with others or of reselling or otherwise disposing of any portion of the Units or other Restricted Securities unless covered by an effective registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration.

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       2.8    NO RELIANCE ON UNAUTHORIZED REPRESENTATIONS. The Subscriber has
       not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except the following:

       ---------------------------------------------------------------

       ---------------------------------------------------------------

       ---------------------------------------------------------------

       2.9. INVESTMENT. The Restricted Securities will be held for investment purposes and not with a view toward further distribution or sale.

       2.10. UNREGISTERED SECURITIES. The Subscriber has been advised by the Company that the Restricted Securities have not been registered under the Securities Act and are therefore not freely tradable.

       2.11. CERTIFICATES AND LEGENDS. The Subscriber has been advised by the Company that, without prior written approval of counsel for the Company, all of the Common Stock included in the Units shall be represented by one certificate only and all of the Warrants included in the Units shall be represented by one certificate only and that all of the shares of common Stock issuable upon exercise of the Warrants shall be represented by one certificate only and that such certificates, to be issued and delivered to me or my principal, shall be imprinted with the following legend or a reasonable facsimile thereof:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

       The stock transfer records of the Company reflect that no certificate representing any of the Restricted Securities shall be transferred unless the Company shall first have obtained, at the expense of the holder of Restricted Securities, an opinion of legal counsel to the effect that they may be sold in accordance with applicable laws, rules and regulations.

3. INDEMNITY. The Subscriber hereby agrees to indemnify the Company and any person participating in the offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber's declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for Units.

4. MISCELLANEOUS. The Subscriber further understands, acknowledges and agrees that:

       (a) This Agreement is not transferable or assignable by the Subscriber.

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       (b)    This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

       (c) This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

       (d) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

       (e) This Agreement does not entitle the Subscriber to any rights as a shareholder of the Company's securities with respect to any securities purchasable hereunder which have not been fully paid for.

       (f) The Warrants purchased will be evidenced by a Common Stock Purchase Warrant identical to the form included as Exhibit A to this Subscription Agreement, and that Subscriber accepts the terms and conditions of such Warrant and agrees to be bound by such terms and conditions.

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                          COUNTERPART SIGNATURE PAGE TO
                             SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

              This Counterpart Signature Page for that certain Subscription Agreement between Secured Services, Inc., a Delaware corporation (the "Company"), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

Date: _______ ___, 2005

-------------------------------------   ----------------------------------------
Name of Subscriber (Print)              Name of Joint Subscriber, If Any (Print)

-------------------------------------   ----------------------------------------
Signature                               Signature

-------------------------------------   ----------------------------------------
Street Address                          Street Address (If Different)

-------------------------------------   ----------------------------------------
City, State and Zip Code                City, State and Zip Code (If Different)

-------------------------------------   ----------------------------------------
Tax I.D. Number or Social Security      Tax I.D. Number or Social Security
Number                                  Number

Number of Units: ___________, including _____________ shares of Common Stock and
                                        _____________ Warrants.

Total Subscription Price: $_____________________

                            ACCEPTANCE BY THE COMPANY

Secured Services, Inc. hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

                                        SECURED SERVICES, INC.

Date: _____________                     By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________


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LIST OF INVESTORS FOR THE MARCH 2005 PRIVATE PLACEMENT

            SHAREHOLDER                   AMOUNT INVESTED        UNITS PURCHASED
LAST NAME                FIRST NAME

King Moore Consultants Ltd.                  $50,004                  8,334
Hunt                   Ken                   $50,004                  8,334
Hershman               Rich                  $24,000                  4,000
Kalina                 Charles J. III       $120,000                 20,000
Dancy                  Matthew               $24,000                  4,000
Busch                  Howard                $24,000                  4,000
Hershman               David                 $24,000                  4,000
Dubreuil Family Trust                        $50,004                  8,334
JM Zell Partners Ltd.                        $24,000                  4,000
Simon                  David                  $7,200                  1,200
Simon                  Gary L.                $9,600                  1,600
Wasserman              Alan                   $7,200                  1,200
Richard N. Gilberg and Elisa Cohn            $12,000                  2,000
RML Burwick Family LP                        $24,000                  4,000
Bergen                 Richard L             $12,000                  2,000
L'Abbate               John C.               $24,000                  4,000
Gilberg                Don                   $36,000                  6,000
Hershman               Michael               $24,000                  4,000
Sienna                 Lino                  $18,000                  3,000
Ben-Veniste            Richard               $24,000                  4,000
Greenspun Corporation                       $240,000                 40,000
Maniscalco             Paul                  $12,000                  2,000
Ziv                    Jay                   $12,000                  2,000
Henderson              Thomas                $12,000                  2,000
                                           ---------               --------
                                            $864,012                144,002

*- Each unit consists of four shares of Common Stock and a warrant exercisble to purchase a share of Common Stock.

** - The Warrant exercise price is $2.00 for the first twelve months and $2.50 for the twenty-four months thereafter.


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